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                                                                    EXHIBIT 10.3

                                FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated and effective as of October 22, 2004, is made by and among ARCH COAL, INC., a Delaware corporation (the "Borrower"), the LENDERS (as hereinafter defined), JPMORGAN CHASE BANK, in its capacity as syndication agent, CITIBANK, N.A., CALYON NEW YORK BRANCH (SUCCESSOR BY MERGER TO CREDIT LYONNAIS NEW YORK BRANCH) and U.S. BANK NATIONAL ASSOCIATION, each in its capacity as a documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, JPMorgan Chase Bank, as syndication agent, Citibank, N.A., Calyon New York Branch and U.S. Bank National Association, each in its capacity as documentation agent, PNC Bank, National Association, as administrative agent, and certain lenders are parties to that Amended and Restated Credit Agreement dated as of August 20, 2004 (the "Credit Agreement"); and

      WHEREAS, Arch Western Group (as defined in the Credit Agreement) desires to issue up to $300,000,000 in principal amount of additional AWR Senior Notes (as defined in the Credit Agreement) and, in connection therewith, enter into a supplement to the AWR Senior Notes Indenture (as defined in the Credit Agreement); and

      WHEREAS, the parties desire to amend the Credit Agreement as hereinafter provided.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1. Definitions.

      As used in this Amendment, the following capitalized terms have the following meanings:

      "AWR Supplement" shall mean the supplement to the AWR Senior Notes Indenture in connection with the issuance of up to $300,000,000 in principal amount of additional AWR Senior Notes.

      "Additional AWR Notes" shall mean the issuance of up to $300,000,000 of AWR Senior Notes pursuant to the AWR Senior Notes Indenture as supplemented by the AWR Supplement.

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      All other capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

      2. Amendment of Credit Agreement.

      (a) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definition of "AWR Senior Notes Indenture Supplement" between the definition of "AWR Senior Notes Indenture" and the definition of "Banks":

            "AWR Senior Notes Indenture Supplement shall mean the supplement to the AWR Senior Notes Indenture dated October 22, 2004 in connection with the issuance of additional AWR Senior Notes in an aggregate amount of up to $300,000,000."

      (b) The definition of AWR Senior Notes Indenture in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated to read as follows:

            "AWR Senior Notes Indenture shall mean the indenture, governing the AWR Senior Notes, as in effect on the Second Amendment Effective Date, as supplemented by the AWR Senior Notes Indenture Supplement and without regard to any restatement, amendment, modification or supplement thereof after the Second Amendment Effective Date (other than the AWR Senior Notes Indenture Supplement which is expressly permitted)."

      (c) Clause (i) of the definition of "Permitted Additional AWR Indebtedness" in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated to read as follows:

            "(i) the aggregate principal amount of such Indebtedness at any time outstanding shall not exceed $1,000,000,000;"

      3. Conditions of Effectiveness of this Amendment.

      The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

      (a) Fees and Expenses. The Borrower shall pay or cause to be paid to the Administrative Agent for itself the reasonable costs and expenses of the Administrative Agent including, without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment.

      (b) No Default. Confirmation of Representations and Warranties, etc. The Borrower by executing this Amendment hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment, the issuance of the Additional AWR Notes and the supplement

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of the AWR Senior Notes Indenture pursuant to the AWR Supplement: (i) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (ii) no Event of Default or Potential Event of Default has occurred and is continuing or otherwise exists, (iii) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties that relate solely to an earlier date or time), (iv) the Additional AWR Notes meet all of the requirements of and constitute Permitted Additional AWR Indebtedness; and (v) the Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

      (c) AWR Supplement; Other Matters. The AWR Supplement shall be reasonably acceptable to the Agents based upon the requirements of the definition of Permitted Additional AWR Indebtedness (as such definition is amended by this Amendment). The Administrative Agent shall have received an opinion from Kirkpatrick and Lockhart LLC, legal counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

      (d) Confirmation of Loan Documents. Each Loan Party (other than the Borrower) shall have duly executed and delivered to the Administrative Agent the Confirmation of Loan Documents in the form attached hereto as Exhibit A.

      (e) Organization, Authorization and Incumbency. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

            (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

            (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agents and each Lender may conclusively rely; and

            (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business; provided that each of the Loan

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      Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended or rescinded.

      (f) Consents and Approvals. To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment or the carrying out or performance of any of the transactions required or contemplated by this Amendment, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the consummation of this Amendment.

      (g) Litigation. On the date hereof no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment or any other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.

      (h) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

      This Amendment shall be dated as of and shall become effective on the date that (such date being hereinafter referred to as the "Effective Date"): (i) it has been duly executed by the Borrower, the Administrative Agent and the Required Banks, and (ii) each of the conditions set forth in this Section 3 has been satisfied.

      4. Force and Effect.

      No novation is intended or shall occur by or as a result of this Amendment. Except as the Credit Agreement is expressly amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the liens, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Credit Agreement or the other Loan Documents. The Borrower and the Administrative Agent and each of the Lenders acknowledges and agrees that the Collateral has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Credit Agreement since the date of execution of

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each applicable Loan Document, and all liens and security interests in the
Collateral that were granted pursuant to any of the Loan Documents shall remain in full force and effect from and after the date hereof.

      5. Governing Law.

      This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

      6. Counterparts.

      This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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          [SIGNATURE PAGE TO FIRST AMENDMENT TO ARCH COAL, INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:                                     ARCH COAL, INC.

/s/ Janet L. Horgan                         By: /s/ Robert J. Messey      [Seal]
---------------------------------              ---------------------------
Janet L. Horgan                             Name:  Robert J. Messey
Assistant Secretary                         Title: Senior Vice President and
                                                   Chief Financial Officer